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                                                                    EXHIBIT 23.3

                              APPRAISER'S CONSENT

      We hereby consent to the filing of our report dated March 1, 1998, as an exhibit to General Roofing Services, Inc.'s Form S-1 Registration Statement (File No. 333-53641) (the "Registration Statement") and to the reference to our name under the caption "Experts" in the prospectus comprising a part of the "Registration Statement."

/s/ Scott & Stringfellow, Inc.

July 7, 1998